Exhibit 99.1

N E W S R E L E A S E

Contact:	Investor Relations Inquiries	Media Inquiries
	Jennifer Gilligan	Isabella Wiltse
	Senior Vice President, Finance & Investor Relations	Vice President, Media & Public Relations
	(212) 549-1306	(314) 445-0790

FOR IMMEDIATE RELEASE

CENTENE ANNOUNCES PLANNED CHIEF FINANCIAL OFFICER TRANSITION

•Drew Asher to step down as CFO December 31, 2026 and retire from Centene at the end of 2027
•Chris Neczypor named successor CFO, effective January 1, 2027

ST. LOUIS, August 17, 2026 -- Centene Corporation (NYSE: CNC) announced its Chief Financial Officer (CFO), Drew Asher, has notified the company of his intention to step down from his CFO role in December 2026 and retire from Centene at the end of 2027. Chris Neczypor will join the organization in September and work alongside Mr. Asher, assuming the Executive Vice President and Chief Financial Officer role on January 1, 2027. Mr. Asher will remain with the company until his retirement to support a variety of strategic initiatives and ensure a smooth transition.

Mr. Neczypor is a seasoned executive with deep experience across corporate finance, strategy, transformation and capital management. Prior to joining Centene, Mr. Neczypor served as Executive Vice President and Chief Financial Officer for Lincoln Financial, a leading provider of life insurance, annuities, group benefits and retirement solutions. Since joining Lincoln in 2018, he has held other leadership positions, including as Chief Strategy Officer and roles spanning investments, strategic planning and enterprise transformation. Prior to Lincoln Financial, Mr. Neczypor spent more than a decade in investment and financial services roles, including as an equity research analyst at Goldman Sachs and as an investor at institutional asset management firms.

“I’m excited to welcome Chris to Centene,” said Sarah M. London, Chief Executive Officer. “Chris brings a proven track record of strengthening financial performance, optimizing operations and creating long-term shareholder value. Just as importantly, he is a collaborative, values-driven leader who understands how to build strong teams and drive meaningful impact. Our organization will benefit from his expertise, energy and perspective as we deliver on Centene’s next phase of transformation and growth.”

“It’s an honor to join a company with such an extraordinary mission,” said Mr. Neczypor. “I look forward to serving as Centene’s next Chief Financial Officer and working alongside Sarah and the leadership team to transform the health of communities across our country.”

Mr. Asher's distinguished career includes over three decades of financial and healthcare industry leadership. Since assuming the role of CFO in 2021, Mr. Asher has helped guide Centene through a period of significant growth and change. The company expanded from approximately $126 billion in revenue in 2021 to approximately $195 billion in 2025, reflecting the company’s significant increase in scale during a period of transformation across the healthcare industry.

"I am incredibly proud of how Centene navigated through unprecedented change while remaining disciplined in execution and focused on long-term value,” said Drew Asher. “The foundation we’ve built and the outstanding team we’ve assembled give me confidence in Centene’s ability to transform healthcare and provide value for shareholders. I look forward to working closely with Sarah and Chris through 2027 to support Centene's continued progress.”

Added Ms. London: “I want to thank Drew for his exceptional contributions to Centene. His strategic perspective, financial discipline and unwavering focus on value creation set the stage for Centene's next chapter of growth and success. His partnership has been invaluable to me, and I am grateful that we will be able to continue to draw on Drew's expertise as we transition into the company's next chapter.”

Centene reaffirms its previously issued full year 2026 adjusted diluted EPS guidance of greater than $4.80 and all associated 2026 full-year guidance metrics provided in its July 28, 2026 second quarter earnings press release.

About Centene Corporation

Centene Corporation, a Fortune 500 company, is a leading healthcare enterprise that is committed to helping people live healthier lives. The Company takes a local approach with local teams to provide fully integrated, high-quality, and cost-effective services to government-sponsored and commercial healthcare programs, focusing on under-insured and uninsured individuals. Centene offers affordable and high-quality products to more than 1 in 15 individuals across the nation, including Medicaid and Medicare members (including Medicare Prescription Drug Plans), as well as individuals and families served by the Health Insurance Marketplace.

Forward-Looking Statements

All statements, other than statements of current or historical fact, contained in this press release are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as "believe," "anticipate," "plan," "expect," "estimate," "predict," "intend," "seek," "target," "goal," "potential," "may," "will," "would," "could," "should," "can," "continue," and other similar words or expressions (and the negative thereof). Our 2026 full year guidance and the expected timeline of the CFO transition are forward-looking statements. Centene Corporation and its subsidiaries (Centene, the Company, our or we) intends such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about the timing of the CFO transition, our expected future operating or financial performance, changes in laws and regulations, market opportunity, expectations concerning pricing actions, competition, expected contract start dates and terms, expected activities in connection with completed and future acquisitions and dispositions, our investments, and the adequacy of our available cash resources. These forward-looking statements reflect our current views with respect to future events and are based on numerous assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, business strategies, operating environments, future developments, and other factors we believe appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive, and other factors that may cause our or our industry's actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and assumptions. All forward-looking statements included in this press release are based on information available to us on the date hereof. Except as may be otherwise required by law, we undertake no obligation to update or revise the forward-looking statements included in this press release whether as a result of new information, future events, or otherwise, after the date hereof. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables, and events including, but not limited to: our ability to design and price products that are competitive and/or actuarially sound; our ability to accurately predict and effectively manage health benefits and other operating expenses and reserves, including fluctuations in medical costs; rate cuts, insufficient rate changes or other payment reductions or delays by government payors affecting our government businesses; the effect of social, economic, and political conditions, geopolitical events and state and federal policies, including the amount and terms of state and federal funding for government-sponsored healthcare programs, including as a result of changes in U.S. presidential administrations or Congress; changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Affordability Reconciliation Act (collectively referred to as the ACA) and any regulations enacted thereunder, including the timing and terms of renewal or modification of the Enhanced Advance Premium Tax Credits (eAPTCs) or program integrity initiatives that could have the effect of reducing membership or profitability of our products; unanticipated increased healthcare costs, including due to changes in consumer and provider behaviors, inflation and tariffs; our ability to successfully execute on our enterprise optimization initiatives, including any separation programs; our ability to maintain or achieve improvement in the Centers for Medicare and Medicaid Services (CMS) Star ratings and maintain or achieve improvement in other quality scores in each case that could impact revenue and future growth; competition, including for providers, broker distribution networks, contract reprocurements and organic growth; our ability to adequately anticipate demand and timely provide for operational resources to maintain service level requirements in compliance with the terms of our contracts and state and federal regulations; our ability to comply with the terms of our contracts and state and federal regulations and our ability to effectively oversee our third-party vendors to comply with the terms of their contracts with us and state and federal regulations; our ability to manage our information systems effectively; disruption, unexpected costs, or similar risks from business transactions, including acquisitions, divestitures, and changes in our relationships with third-party vendors; impairments to real estate, investments, goodwill and intangible assets; changes in senior management, loss of one or more key personnel or an inability to attract, hire, integrate and retain skilled personnel; membership and revenue declines or unexpected trends; changes in healthcare practices, new technologies, and advances in medicine; our ability to effectively and ethically use artificial intelligence and machine learning in compliance with applicable laws; changes in macroeconomic conditions, including inflation, interest rates and volatility in the financial markets; negative public perception of the Company and the managed care industry; uncertainty concerning government shutdowns, debt ceilings or funding; tax matters; disasters, climate-related incidents, acts of war or aggression or major epidemics; changes in expected contract start dates and terms; changes in provider, broker, vendor, state, federal and other contracts and delays in the timing of regulatory approval of contracts, including due to protests and our ability to timely comply with any such changes to our contractual requirements or manage any unexpected delays in regulatory approval of contracts; the expiration, suspension, or termination of our contracts with federal or state governments (including, but not limited to, Medicaid, Medicare or other customers); the difficulty of predicting the timing or outcome of legal or regulatory audits, investigations, proceedings or matters including, but not limited to, our ability to resolve claims and/or allegations on acceptable terms, or at all, or whether additional claims, reviews or investigations will be brought; challenges to our contract awards; cyber-attacks or other data security incidents or our failure to comply with applicable privacy, data or security laws and regulations; the exertion of management's time and our resources, and other expenses incurred and business changes required in connection with complying with the terms of our contracts and the undertakings in connection with any regulatory, governmental, or third-party consents or approvals for acquisitions or dispositions; any changes in expected closing dates, estimated purchase price, or accretion for acquisitions or dispositions; losses in our investment portfolio; restrictions and limitations in connection with our indebtedness; a downgrade of our corporate family rating, issuer rating or credit rating of our indebtedness; the availability of debt and equity financing on terms that are favorable to us and risks and uncertainties discussed in the reports that Centene has filed with the Securities and Exchange Commission (SEC). This list of important factors is not intended to be exhaustive. We discuss certain of these matters more fully, as well as certain other factors that may affect our business operations, financial condition, and results of operations, in our filings with the SEC, including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, we cannot give assurances with respect to our future performance, including without limitation our ability to maintain adequate premium levels or our ability to control our future medical and selling, general and administrative (SG&A) costs.